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                                                                    EXHIBIT 32.1

                                Littelfuse, Inc.

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          (subsections (a) and (b) of Section 1350, Chapter 63 of title
                      18, United States Code), each of the
   undersigned officers of Littelfuse, Inc. (the Company), does hereby certify that:

            The Quarterly Report of Form 10-Q for the quarter ended
          April 3, 2004 of the Company fully complies, in all material respects, with the requirements of
           section 13 (a) or 15 (d) of the Securities Exchange Act of
             1934, and information contained in the Form 10-Q fairly
                     presents, in all material respects, the
          financial condition and results of operations of the Company.

       /s/ Howard B. Witt                 /s/ Philip Franklin
       -------------------------------    --------------------------------
       Chairman, President and            Vice President, Operations Support and
       Chief Executive Officer            Chief Financial Officer